ARCTURUS® therapeutics


ARCTURUS
therapeutics

Next Generation RNA Medicines





February 2022

Forward Looking Statements

This presentation contains forward-looking statements. These statements relate to future events and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future performances or achievements expressed or implied by the forward-looking statements. Each of these statements is based only on current information, assumptions and expectations that are inherently subject to change and involve a number of risks and uncertainties. Forward-looking statements include, but are not limited to, statements about: our strategy, future operations, collaborations, the likelihood of success (including safety and efficacy) and promise of our pipeline, the planned initiation, design or completion of clinical trials, anticipated sponsorship and/or funding of clinical trials of our candidates, the likelihood that we will obtain clearance from regulatory authorities to proceed with planned clinical trials, the ability to enroll subjects in clinical trials, the likelihood that preclinical or clinical data will be predictive of future clinical results, the likelihood that clinical data will be sufficient for regulatory approval or completed in time to submit an application for regulatory approval within a particular timeframe, the anticipated timing for regulatory submissions, the timing of, and expectations for, any results of any preclinical or clinical studies or regulatory approvals, the potential administration regimen or dosage, or ability to administer multiple doses of, any of our drug candidates, our manufacturing methods and technologies (including purification, lyophilization and stability of our products), the likelihood that a patent will issue from any patent application, our current cash position and adequacy of our capital to support future operations, and any statements other than statements of historical fact.

In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential" and similar expressions (including the negative thereof) intended to identify forward looking statements. Arcturus may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in any forward-looking statements such as the foregoing, and you should not place undue reliance on such forward-looking statements. The forward-looking statements contained or implied in this presentation are subject to other risks and uncertainties, including those discussed under the heading "Risk Factors" in Arcturus' most recent Annual Report on Form 10-K with the SEC and in other filings that Arcturus makes with the SEC. Except as otherwise required by law, we disclaim any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events or circumstances or otherwise.

Trademark Attribution:
The Arcturus logo and other trademarks of Arcturus appearing in this presentation are the property of Arcturus. All other trademarks, services marks, and trade names in this presentation are the property of their respective owners.



Arcturus Therapeutics



Clinical-Stage mRNA Vaccines and Medicines Company



Publicly Traded (Nasdaq: ARCT)

HQ: San Diego, CA

Founded 2013

160+ Employees



Therapeutic Candidates

LUNAR-COV19	*COVID-19 Vaccine (Primary and Booster)*
LUNAR-OTC	*Ornithine Transcarbamylase Deficiency*
LUNAR-CF	*Cystic Fibrosis*

Additional Earlier Stage Programs

Multiple Strategic Partners

Johnson & Johnson | Cystic Fibrosis Foundation | DukeNUS Medical School | Takeda | ultragenyx pharmaceutical

Proprietary mRNA Technologies Driving Therapeutic Programs

Broad intellectual property portfolio

mRNA & STARR™ mRNA

mRNA Chemistry

mRNA Design & Modifications

mRNA Manufacturing Process

LUNAR® Delivery

Lipid Chemistry

Formulation Design

LUNAR® Drug Product Manufacturing

230+ Patents & Patent Applications

Program	Indication
LUNAR-COV19	COVID-19 Primary and Booster Vaccine
LUNAR-FLU	Flu Vaccine
LUNAR-OTC	Ornithine Transcarbamylase (OTC) Deficiency
LUNAR-CF	Cystic Fibrosis

Additional earlier stage programs

Pipeline of mRNA Therapeutic Candidates

Multiple mRNA therapeutic and vaccine programs in clinical development

Franchise	Candidate	Indication	Prevalence	Route of Administration	Cell Target	Stage	Anticipated Milestones
Vaccines	**LUNAR-COV19 (ARCT-154)**	COVID-19 (Targeting VOCs)	Global	Intramuscular	Myocytes & Dendritic Cells	Phase 1/2/3	EUA Filing Commenced Dec 2021 by Vinbiotech; Completion of EUA Submission Q1 2022
	LUNAR-COV19 (ARCT-021)	COVID-19	Global	Intramuscular	Myocytes & Dendritic Cells	Phase 2	Phase 3 Initiation (To be Updated by Global Entity)
	LUNAR-FLU	Influenza	Global	Intramuscular	Myocytes & Dendritic Cells	Preclinical	STARR™ Candidate Selection 2022; CTA 2023
Hepatic	**LUNAR-OTC (ARCT-810)**	Ornithine Transcarbamylase Deficiency	> 10,000	Intravenous	Periportal Hepatocytes	Phase 2	Interim Data H2 2022
Respiratory	**LUNAR-CF (ARCT-032)**	Cystic Fibrosis	85,000-100,000	Inhaled	Bronchial Epithelial Cells	Preclinical	CTA Q3 2022

EUA = Emergency Use Authorization; STARR™ = Self-transcribing and replicating RNA, CTA = Clinical Trial Application; IND = Investigational New Drug Application; VOC = Variant of Concern

Licensed Platforms

Program	Partner	Indication	Stage
LUNAR-GSDIII	ultragenyx pharmaceutical	Glycogen Storage Disease Type III	Phase 1/2 *
LUNAR-RARE	ultragenyx pharmaceutical	Undisclosed Rare Disease	Preclinical
LUNAR-HBV	Johnson & Johnson	Hepatitis B Virus (HBV)	Preclinical
LUNAR-NASH	Takeda	Nonalcoholic Steatohepatitis (NASH)	Preclinical

* https://clinicaltrials.gov/ct2/show/NCT04574830

$1B+ in Potential Milestones & Royalties

LUNAR® Delivery Technology

Biodegradable, optimized for targeted cell type



LUNAR® interacts with cell membrane



LUNAR® internalized inside endosome



mRNA release



mRNA translated into protein of interest



STARR™ mRNA Expression Superior to Conventional mRNA

Self-Transcribing and Replicating mRNA (STARR™) delivered with LUNAR® provides increased and longer lasting expression in mouse models

STARR™ Technology
30-Fold Higher Protein Expression


STARR™ mRNA
Conventional mRNA
PBS Control

Protein Expression Over 7 days
STARR™ mRNA vs. Conventional mRNA


Protein Expression
Log Scale
10^{10}
10^{9}
10^{8}
10^{7}
10^{6}
10^{5}
0
1
2
3
4
5
6
7
Days After Dosing
STARR™ mRNA
30X More Protein Expression
Conventional mRNA
PBS Control

Single dose of STARR™ mRNA technology with LUNAR® delivery provided enhanced protein expression *in vivo* (mouse)

LUNAR-COV19

Self-Amplifying (STARR™) mRNA COVID-19 Primary and Booster Vaccine Candidates


ARCTURUS

Arcturus COVID-19 Vaccine Candidates have a Differentiated Profile

mRNA Vaccine - No Adjuvants, No Viral Vector Used, Readily Updatable as New Variants Arise

Self-Amplifying (STARR™) mRNA and LUNAR® Non-viral Delivery Technology

Clinical Data Demonstrate Humoral and Cellular Immunogenicity, and Tolerability


Up to 20X

Low Dose Enables Rapid Global Scale-up



Global Manufacturing Footprint

Lyophilized Formulation: Improved Supply Chain & Distribution Benefits

Global Manufacturing Footprint


Germany
Recipharm
Austria
POLYMUN SCIENTIFIC
USA
aldevron
USA
Catalent
Vietnam
VINGROUP
Japan
ARCALIS

Global manufacturing partners include Aldevron, Catalent, Recipharm, Polymun Scientific, ARCALIS, and Vingroup
Manufactured GMP finished doses of lyophilized vaccines for stockpiling purposes
Global capability to produce millions of doses

- LUNAR-COV19 (ARCT-154, ARCT-165)
- LUNAR-OTC (ARCT-810)
- LUNAR-CF (ARCT-032)

LUNAR-COV19

ARCT-154, ARCT-165

Self-Amplifying (STARR™) mRNA COVID-19 Primary and Booster Vaccine Candidates Targeting


ARCTURUS
therapeutics

Preclinical Data: ARCT-154 – Neutralizing Antibody Titers in Non-Human Primates



50% Serum Neutralizing Titer
10^4
10^3
10^2
10^1
9,080
874
1,297
6,876
Limit of
Detection
Alpha
Beta
Gamma
Delta

Non-Human primate (NHP) data one month after second dose (7.5 mcg/dose); NHP serum was analyzed using a non-replicating vesicular stomatitis virus pseudo-typed with the spike protein of the SARS-CoV-2 variants of concern indicated. Geometric means were determined from dilution that resulted in 50% inhibition of cells expressing pseudovirus encoded GFP, a surrogate of virus infection. Error bars indicate geometric standard deviation.

Clinical Trial Update: ARCT-154 and ARCT-165

ARCT-154 - Phase 1/2/3 Clinical Trial in Vietnam

- Phases 1/2/3 sponsored & funded by Vinbiotech
- Randomized, observer-blind, placebo-controlled design
- Enrollment completed with over 19,000 participants

Phase	N	Cohorts	Evaluation
1, 2, 3a	100, 300, 600	3:1 ARCT-154 : Placebo	Safety and Immunogenicity
3b	>16,000	1:1 ARCT-154 : Placebo	Safety and Immunogenicity
3c	~2,000	1:1 ARCT-154 : AstraZeneca COVID-19 Vaccine	Head-to-head comparison of immunogenicity non-inferiority

- Participants in Phase 1/2/3a/3b receive two doses of ARCT-154 (5 mcg) or placebo separated by 28 days.
- Placebo participants in Phase 1/2/3a/3b receive ARCT-154 (5 mcg) at two months after second dose
- Participants in Phase 3c receive two doses of ARCT-154 (5 mcg) or AstraZeneca COVID-19 vaccine separated by 28 days
- Emergency Use Authorization (EUA) filing commenced in December 2021; completion anticipated in Q1 2022

Phase 1/2 Booster Clinical Trial in Singapore and U.S. Evaluating ARCT-021, ARCT-154, and ARCT-165

Two Cohorts (n = 72)

- Cohort A: Primary vaccination evaluation; enrollment ongoing
- Cohort B: Evaluation of Arcturus vaccine candidates as booster following initial vaccination with Comirnaty®
  - Data shows encouraging neutralizing antibody activity against variants of concern (including Omicron, Delta, and Beta)

Comirnaty® is a trademark of BioNTech

Phase 1/2 Booster Clinical Trial Data – Neutralizing Antibodies Against D614G in Validated Pseudovirus Microneutralization Assay



ARCT-154
30x
28x
ARCT-165
22x
24x
Pseudovirus Neutralization (AU/ml)
10^4
10^3
10^2
10^1
1
15
29
Days

Data from PPD Laboratories, USA

Boosting with ARCT-154 (n = 12) increased geometric mean neutralizing antibody concentration against D614G **28-fold**

Boosting with ARCT-165 (n = 12) increased geometric mean neutralizing antibody concentration **24-fold**

Phase 1/2 Booster Clinical Trial Data – Broad Neutralization Activity Against Variants of Concern upon Boosting with ARCT-154 (5 mcg) in Exploratory Surrogate Virus Neutralization Assay



Surrogate Neutralization (AU/mL)
10³
ULOQ
10²
10¹
10⁰
LLOQ
1 15 29
WA1/2020
Alpha B.1.1.7
Beta B.1.351
Gamma P.1
Delta B.1.617.2
Zeta P.2
Iota B.1.536.1
Kappa B.1.617.1
B.1.617
B.1.617.3
VOCs
VOIs



Beta
Delta
Surrogate Neutralization (AU/mL)
10³
ULOQ
10²
10¹
10⁰
LLOQ
1 15 29
1 15 29
Days

Data from PPD Laboratories, USA

Boosting with ARCT-154 (n = 12) increased geometric mean neutralizing antibody concentrations against a broad range of Variants of Concern (VoCs) and Variants of Interest (VoIs), including Delta and Beta

Booster Clinical Trial Data – Broad Neutralization Activity Against Variants of Concern upon Boosting with ARCT-165 (5 mcg) in Exploratory Surrogate Virus Neutralization Assay



Surrogate Neutralization (AU/mL)
10^3
ULOQ
10^2
10^1
10^0
LLOQ
1 15 29
WA1/2020
Alpha B.1.1.7
Beta B.1.351
Gamma P.1
Delta B.1.617.2
Zeta P.2
Iota B.1.536.1
Kappa B.1.617.1
B.1.617
B.1.617.3
VOCs
VOIs



Beta
Delta
Surrogate Neutralization (AU/mL)
10^3
ULOQ
10^2
10^1
10^0
LLOQ
1 15 29
1 15 29
Days

Data from PPD Laboratories, USA

Boosting with ARCT-165 (n = 12) increased geometric mean neutralizing antibody concentrations against a broad range of Variants of Concern (VoCs) and Variants of Interest (VoIs), including Delta and Beta

Phase 1/2 Booster Clinical Trial Data – Neutralizing Antibodies Against Omicron in Exploratory Microneutralization Assay



ARCT-154
54x
ARCT-165
47x
Pseudovirus Neutralization (ID50)
10⁴
10³
10²
LLOQ
10¹
1
29
1
29
Days

Data from Penny Moore Lab, South Africa

Boosting with ARCT-154 (n = 12) increased geometric mean neutralizing antibody titers against Omicron **54-fold**

Boosting with ARCT-165 (n = 12) increased geometric mean neutralizing antibody titers **47-fold**

- LUNAR-COV19 (ARCT-154, ARCT-165, ARCT-021)
- LUNAR-OTC (ARCT-810)
- LUNAR-CF (ARCT-032)

LUNAR-COV19

ARCT-021

STARR™ COVID-19 mRNA Vaccine Candidate


ARCTURUS

STARR™ Preclinical Data Using Ancestral/Wuhan Strain – Robust Immune Response in Mouse Models

Humoral immunity

STARR™ induces more robust titers compared to conventional mRNA



Single Dose
0.2 mcg
STARR
mRNA
PBS
Anti-Spike Glycoprotein (Adjusted MFI)
Time (days)
Single Dose
2 mcg
STARR
mRNA
Anti-Spike Glycoprotein (Adjusted MFI)
Time (days)
Single Dose
10 mcg
STARR
mRNA
Anti-Spike Glycoprotein (Adjusted MFI)
Time (days)

Neutralizing antibody titers and high seroconversion at low doses



PRNT 50 titers
1000
100
10
0
0.2
2
10
STARR™ mRNA Vaccine dosage (mcg)

Single Dose (mcg)	Seroconversion	Neutralizing Antibody Titers (Geometric Mean)
0.2	80 %	58
2	100 %	218
10	100 %	≥ 320

Cellular immunity

7 Days Post Single Dose

Adaptive Cellular Response (CD8+ cells)



CD8⁺ IFN-γ
****
%of CD8⁺ T cells
0
0.2
2.0
10.0
mcg

Balanced Th1/Th2 Immune Response (CD4+ cells)



Th1/Th2 ratio
IFN-γ/IL-4
0
0.2
2.0
10.0
mcg

- Single administration with a very low dose of Arcturus COVID vaccine resulted in potent immune reaction against ancestral/Wuhan strain
- STARR™ mRNA generate neutralizing antibodies (anti-SARS-CoV-2 Spike Glycoprotein IgG) and a cellular T-cell mediated immune response at a much lower dose level compared to conventional mRNA

ARCT-021 Activity Against Ancestral/Wuhan Strain in Challenge Models

Mouse model (transgenic human ACE2)


100%
Percent Survival
100
80
60
40
20
0
0 2 4 6 8 10 12 14
Days post infection
PBS
LUNAR-COV19 2 mcg
LUNAR-COV19 10 mcg

ARCT-021 significantly effective in a virus challenge study in the human ACE2 transgenic mouse model; single dose provided complete protection from SARS-CoV-2 infection and death, compared to control mice which experienced 100% mortality

Primate model (macaque)


**
P = 0.0159
BAL Virus Titers
10⁵
10⁴
10³
10²
PBS
(N = 4)
20 mcg
Single
Shot
(N = 5)
2000X
LOWER

7 Days After SARS-CoV-2 Virus Challenge

- Lung viral titers exceeded 13,100 (median) in non-vaccinated primates (PBS)
- Lung viral titers = 6.5 (median); more than 2000X lower in primates administered a single shot of ARCT-021

Single administration of ARCT-021 significantly effective in primate model (macaque) against SARS-Cov-2; vaccinated macaques show substantial (3.30 log lower) reductions in median lung viral titers

ARCT-021 Clinical Trials

Phase 1/2 Clinical Trial

- Completed dosing all subjects (n=106), including older adults
- High seroconversion rates for IgG binding antibodies, and Th1 dominant CD4+ immune responses, neutralizing antibodies (PRNT50) Geometric Mean Titer (GMT) levels in the range of titers observed in convalescent serum
- Favorable safety and tolerability; no subjects withdrawn from dosing

Phase 2 Clinical Trial Ongoing

- Fully enrolled with 579 participants dosed across USA and Singapore
- Two dose levels evaluated: 5 mcg and 7.5 mcg
- Two interim analysis conducted; DSMB recommended to proceed with no modifications to protocol
- >90% seroconversion after single 5 mcg dose for IgG antibodies binding SARS-CoV-2 spike protein
- Booster vaccination with ARCT-021, -154, and -165 also being evaluated

Phase 3 Clinical Trial Initiation Anticipated

- Global entity to sponsor and fund
- Multinational study
- Placebo-controlled
- To enroll tens of thousands of participants
- 5 mcg, single injection regimen



Comirnaty® is a trademark of BioNTech

LUNAR-OTC
ARCT-810

Ornithine Transcarbamylase (OTC) Deficiency



Ornithine Transcarbamylase (OTC) Deficiency: ARCT-810 Market Opportunity

The most common urea cycle disorder

The urea cycle converts neurotoxic ammonia to water-soluble urea that can be excreted in urine

Deficiency in OTC causes elevated blood ammonia, which can lead to neurological damage, coma, and death

10,000 worldwide prevalence

Unmet Medical Need

Present standard of care involves a strict diet (low protein, high fluid intake) plus ammonia scavengers (sodium phenylbutyrate)

Present standard of care does not effectively prevent life-threatening spikes of ammonia

Severe OTC Deficiency patients are typically referred for liver transplant, currently the only cure

LUNAR-OTC Aims to Restore Enzyme Function

Expression of OTC enzyme in liver has potential to restore urea cycle activity to detoxify ammonia, preventing neurological damage and removing need for liver transplantation

LUNAR-OTC

Exceeds target of 10% enzyme replacement at low, medium, and high doses in OTC-deficient mouse model

- OTCD impacts ureagenesis (ammonia detoxification)
- The main site of ureagenesis is the periportal region of the liver*



Periportal Expression in the Liver of OTC Protein
% Natural Levels
110
100
90
80
70
60
50
40
30
20
10
0
Low
Mid
High
Dose Level
10% OTC Activity Threshold

*Li, L. et al. PGC-1α Promotes Ureagenesis in Mouse Periportal Hepatocytes through SIRT3 and SIRT5 in Response to Glucagon. Scientific Reports. 6:24156 | DOI: 10.1038/srep24156, April 2016
*Lamers, W.H., Hakvoort, T.B.M., and Köhler, E.S. 'Molecular Pathology of Liver Diseases' in Monga S.P.S. (ed.), MOLECULAR PATHOLOGY LIBRARY SERIES, Springer Publishing, New York, pp. 125-132 | DOI: 10.1007/978-1-4419-7107-4

LUNAR-OTC treatment increases OTC expression in mouse periportal hepatocytes (main site of ureagenesis)

ARCT-810 Clinical Update

Phase 1 Clinical Trial in Health Volunteers Completed

- Single doses of ARCT-810 (OTC mRNA) up to 0.4 mg/kg found to be generally safe and well tolerated
- All doses tested were in the expected therapeutic range

Phase 1b Clinical Trial in OTC-Deficiency Adults Ongoing

- Multiple sites activated or in start-up
- Anticipate completion of first dose cohort in 2Q 2022

Phase 2 Clinical Trial in OTC-Deficient Adolescents and Adults Approved to Proceed

Randomized, double-blind, placebo-controlled, nested single and multiple ascending dose

Enroll up to 24 subjects across two dose cohorts; Approved to proceed in multiple European countries

• Primary Endpoints	Safety and tolerability
• Secondary Endpoints	Pharmacokinetics and pharmacodynamic measures (ureagenesis assay, 24-hr ammonia profile)
• Exploratory Endpoints	Biomarkers include plasma amino acids, plasma OTC enzyme activity, and urine orotic acid levels

Interim Phase 2 data anticipated in H2 2022 in a subset of participants

- LUNAR-COV19 (ARCT-021)
- LUNAR-OTC (ARCT-810)
- LUNAR-CF (ARCT-032)

LUNAR-CF

ARCT-032

Cystic Fibrosis



Cystic Fibrosis: ARCT-032 Market Opportunity

Cystic Fibrosis

85,000-100,000 worldwide prevalence

Caused by genetic mutations in the CFTR gene, resulting in aberrant flux of ions in and out of cells, causing thick mucus buildup in lung airways

Chronic airway obstruction leads to infection and inflammation, which causes permanent tissue scarring and respiratory failure

Unmet Medical Need

CFTR functional modulators are not approved for treatment of all patients

Present standard of care does not effectively prevent long-term effects of mucus accumulation. CF patients with late-stage loss of respiratory function require lung transplant

LUNAR-CF Aims to Restore CFTR Function

An mRNA replacement therapy has the potential to deliver a new copy of CFTR into the lungs of CF patients, independent of any genotype

A functional CFTR protein can restore chloride channel efflux in the airways, reducing mucus accumulation, tissue scarring and minimizing the progressive respiratory dysfunction observed in CF patients

CTA filing for First-in-Human study planned Q3 2022

Aerosolized LUNAR® Delivery Platform for Lung

Aerosolized LUNAR® particles are in the respirable size range


Formulation Lots
1
2
3
4
5
Breathable Range (microns)

Expression is preserved after aerosolization of LUNAR®-mRNA


EGFP
EGFP

Pre-Nebulization

Post-Nebulization

ARCT-032 is biologically active *in vivo* (mouse)


LUNAR® buffer control
LUNAR®-hCFTR mRNA
ΔNPD (mV)
-20
-10
0
10
20
Treatment
***
*** p= 0.0005

NPD = Nasal Potential Difference

- Aerosolized LUNAR®-mRNA is within the appropriate droplet size and maintains expression
- ARCT-032 improves CFTR activity in CF mouse model

LUNAR®-mRNA Delivery to Airways Epithelium

Transduction demonstrated by brown and green staining



LUNAR® delivery is maintained across rodent and nonrodents species

Functional Restoration of Chloride Current with ARCT-032

CFTR-deficient (G551D) Ferret Bronchial Epithelial Cells



CFTR-mediated Cl- Currents
LUNAR®-RhCFTR 5 mcg
LUNAR®-RhCFTR 25 mcg
LUNAR®-dTomato 100 mcg
LUNAR®-RhCFTR 50 mcg
LUNAR®-RhCFTR 100 mcg
VX-770 CRTL
LUNAR®-RhCFTR 100 mcg
VX-770 CTRL
LUNAR®-RhCFTR 50 mcg
Isc (µA/cm²)

Dose-dependent restoration of chloride activity in ferret bronchial epithelial cells carrying a G551D mutation

Dose-dependent restoration of chloride activity with ARCT-032

Activity comparable to VX-770 (ivacaftor) in G551D gating-mutation cells

Restoration of CFTR Expression and Function in Human bronchial epithelial cells with F508del mutation

ARCT-032 restored chloride activity in ALI culture of HBE cells carrying a F508del$^{+/+}$ mutation


CFTR Cl⁻ Transport Activity
AUC/min [µA/cm²]
*
LUNAR® buffer
7ug
15ug
20ug
25ug
30ug
LUNAR®-hCFTR (µg)

High levels of mature CFTR protein were generated in F508del$^{+/+}$ HBE cells transduced with ARCT-032


Western Blot
C
B
LUNAR Buffer
7
15
20
25
30
LUNAR-hCFTR (ug)

Increased C/B band ratio in F508del$^{+/+}$ HBE cells transduced with ARCT-032


Relative Quantitation
C/B Band Ratio
LUNAR® buffer
15ug
20ug
25ug
30ug
LUNAR®-hCFTR (µg)

ARCT-032 resulted in a dose-dependent restoration of chloride activity and generation of high levels of mature C-Band CFTR in F508del$^{+/+}$ human bronchial epithelial cells

ARCTURUS®
therapeutics


ARCTURUS





Moving Forward

Anticipated Near-Term Milestones



ARCT-154 (COVID vaccine candidate targeting VOCs)	
EUA Filing in Vietnam	Completion of Submission Q1 2022

ARCT-154 (COVID vaccine candidate targeting VOCs)	
Clarity on Regulatory Path for Booster Indication	Q1 2022

ARCT-021 (COVID vaccine candidate)	
Phase 3 Initiation	To be Updated by Global Entity

ARCT-810 (LUNAR-OTC)	
Interim Phase 2 Data	H2 2022

ARCT-032 (LUNAR-CF)	
Clinical Trial Application	Q3 2022

LUNAR-FLU	
Clinical Trial Application	STARR™ Candidate Selection 2022; CTA 2023

Team Arcturus

Management Team



Joseph E. Payne, MSc
President & CEO
MERCK



Pad Chivukula, Ph.D.
CSO & COO
Nitto



Andrew Sassine, MBA
CFO
Fidelity INVESTMENTS



Lance Kurata, J.D.
Chief Legal Officer
MINTZ



Dushyant Varshney, Ph.D.
CTO
Pfizer



Kelly Lindert, M.D.
CDO, Vaccines
moderna



Steve Hughes, M.D.
Strategic Clinical Advisor
IONIS PHARMACEUTICALS

Board of Directors



Peter Farrell, Ph.D.
Chairman of the Board
ResMed



Edward W. Holmes, M.D.
Director of the Board
Sanford Consortium FOR REGENERATIVE MEDICINE



James Barlow, MA
Director of the Board
Allergan



Magda Marquet, Ph.D.
Director of the Board
ALTHEA



Joseph E. Payne, MSc
Director of the Board
President & CEO
MERCK



Andrew Sassine, MBA
Director of the Board, CFO
Fidelity INVESTMENTS



Jing L. Marantz, M.D., Ph.D., MBA
Director of the Board
Krystal

Team Arcturus

Scientific Advisory Board



Jeff Colyer, M.D.

CEO of Virtus Consultants, former Governor of Kansas. Appointments at Georgetown, Kansas School of Medicine, Uniformed Services University for Health Sciences, International Medical Corps



Ooi Eng Eong, BMBS, FRCPath, Ph.D.

Professor and Deputy Director of the Emerging Infectious Diseases Programme at the Duke-NUS Medical School



Frederick G. Hayden, M.D., FACP

Professor Emeritus of Clinical Virology and Medicine at Virginia University School of Medicine



Peter A. Patriarca, M.D.

Principal of Immuno-Vax LLC, and Sr. Affiliate Consultant with the Biologics Consulting Group



Robert T. Schooley, M.D.

Distinguished Professor of Medicine and Sr. Director of International Initiatives at the University of California San Diego



Jonathan Smith, Ph.D.

Chief Scientific Officer at VLP Therapeutics



Michael Hodges, M.D., BSc.

Biotechnology Scientific Advisor



Drew Weissman, M.D., Ph.D.

Professor of Medicine at the Perelman School of Medicine




ARCTURUS

Appendix





LUNAR-COV19 Seroconversion Data against Ancestral/Wuhan Strain (Preclinical)

Seroconversion rate (% of Animals) – STARR™ mRNA vs. conventional mRNA

Single Dose (mcg)	LUNAR® Delivery			
	STARR™ mRNA (%)		Conventional mRNA (%)	
	Day 10	Day 19	Day 10	Day 19
0.2	40	60	20	20
2	80	**100**	20	0
10	100	100	40	80

100% of mice seroconverted by day 19 at a single low dose (2 mcg)

Preclinical Data: Anti-Spike Protein Levels Continue to Increase up to 50 Days

Single administration of LUNAR-COV19 ancestral/Wuhan strain spike protein mRNA in conventional mRNA or STARR™ format (in mice)


0.2 mcg Dose
2.0 mcg Dose
10 mcg Dose
Anti-Spike Glycoprotein (Adjusted MFI)
STARR
mRNA
PBS
Time (days)
0
2000
4000
6000
8000
0
20
40
60

- Higher titers (anti-SARS-CoV-2 Spike Glycoprotein IgG) elicited by STARR™ mRNA
- Titers continue to increase up to 50 days with STARR™ mRNA; plateau reached with conventional mRNA
- Dose dependent increase in IgG titers; Luminex bead assay, 1/2000 serum dilution

Preclinical Data: Neutralizing Antibodies Continue to Increase for 60 Days

Single administration (small dose, 2 mcg) of LUNAR-COV19 ancestral/Wuhan strain spike protein (mouse)



PRNT50
SARS-CoV-2 Neutralization (PRNT50 titer)
1000
100
10
0.2
2
10
Dose (mcg)
Day 30
Day 60

Virus neutralization assay:
Serum dilutions are incubated with SARS-CoV-2 virus, then added to cells. The cells die forming plaques, which are counted. The serum dilution that reduces the number of plaques by 50% is recorded (PRNT50). Maximum serum dilution tested was 1/320

After single dose (2 mcg) of LUNAR-COV19, neutralizing antibodies continue to increase for 60 days (>300 titer)

Preclinical Data: Arcturus Vaccine Elicits a Dose-Dependent Cell-Mediated Immune Response against Ancestral/Wuhan strain in Mouse Model


CD8+ IFN-γ
%of CD8+ T cells
12
8
4
0
**
****
0
0.2
2.0
10.0
mcg


Th1/Th2 ratio
IFN-γ/IL-4
15
10
5
0
0
0.2
2.0
10.0
mcg

RNA Dose (mcg)	% IFN-γ+ CD8+ T Cells	CD4+ Th1/Th2 (IFN-γ/IL4)
0	4.0	4.6
0.2	4.5	5.3
2.0	6.0	5.0
10.0	8.0	6.0

- RNA dose-dependent increase in IFN-γ positive CD8+ T-cells
- Th1 biased CD4+ response and stable Th1/Th2 ratio with increased RNA dose indicate balanced cell mediated immune response

ATX Lipids Facilitate Delivery and are Biodegradable

Protein Expression (*in vivo*)



Protein Expression (ng/mL)
300
200
100
0
PBS
ATX 1.0
ATX 2.0
PBS
ATX 1.0
ATX 2.0

Esterase Catalyzed Degradation (*in vitro*)



% Remaining
120%
100%
80%
60%
40%
20%
0%
0
5
10
15
20
25
30
Time (hr)
% ATX 1.0
% ATX 2.0
% MC3

Next generation ATX lipids retain degradability and improve delivery efficiency

ATX 2.0 Lipid is Biodegradable and Exhibits a Favorable PK/PD Profile

Plasma



0.5 mg/kg
1 mg/kg
ATX 2.0 (ng/ml)
40000
30000
20000
10000
0
0
1
2
3
4
Time (hours)

Liver



0.5 mg/kg
1 mg/kg
ATX 2.0 (ng/g)
250000
200000
150000
100000
50000
0
0
24
48
72
96
120
144
168
Time (hours)

- ATX Lipid (the major component in LUNAR® technology) is degraded *in vivo*
- ATX 2.0 Lipid half-life in the liver is approximately 20 hours

Key Existing Country Relationships

Singapore

DukeNUS Medical School

Research Partnership with Duke-NUS Medical School

EDB singapore

Financial Support from the Economic Development Board of Singapore

- $10M Grant for Research and Preclinical Work
- $6.7M Grant for Phase 1/2 Clinical Trial
- Executed Manufacturing Support Agreement
- for $46.6M Non-Recourse Loan
- Up to $175M in vaccine purchases

Vietnam

VINGROUP

Collaboration with Vingroup

- Fully Sponsored Phase 1/2/3 Trial of ARCT-154
- Establish Hanoi Manufacturing Facility (Up to 200M doses/year)
- $40M Upfront Payment and Potential Royalties Based on Vaccines Produced

Israel

MINISTRY OF HEALTH
For a healthier life

Supply Agreement with Israel Ministry of Health

- Announced August 18, 2020
- $12.5 M Initial Reserve Payment was paid in October 2020

Drug Substance: mRNA Design

Arcturus' proprietary mRNA optimization platform

Optimize
- mRNA sequence
- Chemistry
- Process

Improve
- Protein Expression
- Duration
- Functional Activity

5' cap | 5' UTR | Coding Region | 3' UTR | Poly(A) tail

Sustained hEPO activity in NHPs upon repeat dosing



Weekly Dosing in Non-Human Primates (NHPs)
Monkey EPO (ng/ml) 6hrs post dose
150
100
50
0
1st
2nd
3rd
4th
Dose
PBS control
LUNAR-EPO mRNA 0.1 mg/kg

Proprietary mRNA optimization platform demonstrates sustained activity upon repeat dosing in NHPs

Drug Substance (mRNA) Manufacturing

DNA Template Production → IVT and Capping Reaction → Purification Process → Buffer Exchange & Concentration

Features	Benefits
Optimized IVT Method	Reduced Cost; Higher Purity
Improved Capping Reaction	Reduced Cost of Goods
Proprietary Purification Process	Higher Purity in a Shorter Time
Efficient	Entire Process Less Than One Week
Scalable	Access Large Patient Populations
Adaptable	Can Utilize a Variety of Modifications

Drug Substance (mRNA) Manufacturing



RNA Yield
Yield [g/L]
6
5
4
3
2
1
0
0.5
2
8
10
12.5
12.5
12.5
Scale [g]



RNA Purity
Purity [%]
100
90
80
70
60
50
0.5
2
8
10
12.5
12.5
12.5
Scale [g]

Non-GMP Lots Produced at Arcturus

GMP Lots Produced at CMO as part of recent GMP campaign

Several successful GMP campaigns; acceptable quality and yield